Exhibit 10.11

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT; [***] DENOTES OMISSIONS.

Virtusa Corporation

 MASTER SERVICES AGREEMENT

THIS MASTER SERVICES AGREEMENT (the “Agreement”) is made as of February, 2004 (the “Effective Date”), by and between Virtusa Corporation, a Delaware corporation with offices at 2000 West Park Drive, Westborough, MA 01581 (“Virtusa”) and Metavante Corporation, a Wisconsin corporation with its primary place of business at   4900 West Brown Deer Road, Brown Deer WI 53223 (“Metavante”).

Metavante wishes to engage Virtusa and Virtusa wishes to provide to Metavante the Services (as defined below) and Deliverables (as defined below) as specified in the Work Order(s) (each, a “Work Order”) attached hereto as Exhibit A subject to the terms and conditions of this Agreement.  Capitalized terms used in this Agreement shall have the meaning set forth in Exhibit B hereto.

In consideration of the mutual promises set forth herein, Virtusa and Metavante hereby agree as follows:

1.                                       SCOPE OF SERVICES

1.1                                 Services and Deliverables. Virtusa agrees, subject to the terms and conditions of this Agreement, to provide Metavante with the Services and Deliverables as specified in any Work Order executed by both parties.  In the event of any conflict between the terms of this Agreement and the terms of a WORK ORDER, the terms of this Agreement shall control, unless otherwise specified in the WORK ORDER under the heading “Special Terms.”  Deliverables shall be subject to acceptance testing if, and as, set forth in the applicable Work Order.

1.2                                 Change In Work Order. Virtusa agrees that Metavante, under certain circumstances, may elect to (i) amend, modify or change the Services and/or Deliverables specified in the Work Order or (ii) change the way such Services are billed pursuant to the Work Order (i.e. Retainer, Time and Material, or Fixed Price basis) subject to compliance with the following procedures:

(i) Submission of Request.  Metavante shall submit all such requests in writing to Virtusa (hereinafter “Request”).

(ii) Virtusa Response.  Virtusa will evaluate each Request within ten (10) business days following Virtusa’s receipt of the Request. If Virtusa determines in its best business judgment that it cannot accept the Request, Virtusa will provide a written response to Metavante within ten (10) business days of such determination.  If Metavante’s Request is acceptable, Virtusa will provide Metavante a written proposal (“Proposal”) in the form of either an addendum to the related Work Order and/or a new Work Order, as appropriate. The Proposal will include, but not be limited to, a statement of the availability of Virtusa’s personnel and resources and the cost and schedule impact, if any. If Metavante elects to authorize Virtusa’s Proposal, Metavante will, as soon as possible,

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT; [***] DENOTES OMISSIONS.

but not later than ten (10) business days after receipt of the Proposal, return a duly signed copy of the Proposal to Virtusa.

(iii) Performance.  Upon receipt of the signed original unaltered Proposal, Virtusa will commence performance in accordance with such Proposal, which will be deemed to be an addendum to the related Work Order and/or a new Work Order, as the case may be.

1.3  Service Locations.

(i)  Service Locations.  The Services shall be provided to Metavante (1) from the Metavante Service Locations, (2) from the Virtusa Service Locations and (3) from any other location for which Virtusa has received Metavante’s written approval, to be given in Metavante’s sole discretion (collectively, the “Service Locations”).  Virtusa and Virtusa Agents may not provide or market services to a third party from a Metavante Service Location without Metavante’s consent.

(ii)  Safety and Security Procedures.  Virtusa shall maintain and enforce at the Virtusa Service Locations safety and security procedures that are at least equal to the most stringent of the following:  (1) industry standards for locations similar to the Virtusa Service Locations; (2) the procedures in effect at other Virtusa Service Locations; and (3) any higher standard otherwise agreed upon in writing by the Parties.

(iii)  Data Security.  Virtusa shall establish and maintain safeguards against the destruction, loss or alteration of Metavante Data in the possession of Virtusa on the terms set forth in the Virtusa Information Systems Security Policy Manual Version 1.0 (the “Data Security Policy”) and previously provided to Metavante.  In the event Virtusa intends to implement a material modification or change to the Data Security Policy, Virtusa shall notify Metavante, provided that Virtusa shall not modify or change the Data Security Policy in a manner that would have a material adverse affect on the security or protection of Metavante Data.  In the event Virtusa or Virtusa Agents discovers or is notified of a breach or potential breach of security relating to Metavante Data, Virtusa shall immediately (1) notify the Metavante Contract Manager of such breach or potential breach and (2) if the applicable Metavante Data was in the possession of Virtusa or Virtusa Agents at the time of such breach or potential breach, Virtusa shall (a) investigate and remediate the effects of the breach or potential breach and (b) provide Metavante with assurance satisfactory to Metavante that such breach or potential breach will not recur.

(iv)  Security Relating to Competitors.  In the event that (1) Virtusa intends to provide the Services from a Service Location (a) that Virtusa shares with a third party or third parties (other than Virtusa Agents providing Services under this Agreement) or (b) from which Virtusa provides services to any competitor of Metavante or (2) any part of the business of Virtusa is now or in the future competitive with Metavante’s business, then, prior to providing any of the Services from such a Service Location, Virtusa shall use all reasonable commercial efforts to restrict access in any such shared environment to Metavante’s Confidential Information by taking such actions as are required, including without limitation, enforcing the Data Security Policy, so that Virtusa’s employees or Virtusa Agents providing services to such competitive business are restricted from having access to Metavante’s Confidential Information.

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT; [***] DENOTES OMISSIONS.

1.4  Audits.

(i)            Annual Third Party Audit.  Virtusa shall provide Metavante annually with a vulnerability assessment with respect to the Virtusa Service Locations substantially in the form of Virtusa’s Report on Information System Review dated May 2003 and previously provided to Metavante.

(ii)           Upon at least 10 business days written notice from Metavante, Virtusa and Virtusa Agents shall provide Metavante, Metavante Agents (all of whom shall be caused by Metavante to be bound by a confidentiality agreement on terms no less restrictive than the terms herein), and/or any of Metavante’s regulators with reasonable access to and any reasonable assistance that they may require with respect to the Service Locations for the purpose of performing audits or inspections of the Services and the business of Metavante relating to the Services.  Such audits shall be conducted by Metavante or Metavante Agents only during regular business hours at any Virtusa office or location and shall be limited to no more than once per annum.  If any audit by an auditor designated by Metavante, a Metavante Agent or a regulatory authority results in Virtusa being notified that Virtusa or Virtusa Agents are not in compliance with any Law or term of this Agreement, Virtusa shall, and shall cause Virtusa Agents to, promptly take actions to comply with such Law or term.  Virtusa shall bear the expense of any such response.

1.5   Virtusa Contract Manager.

(i) Virtusa shall appoint an individual (the “Virtusa Contract Manager”) who, from the date of this Agreement shall serve as the primary Virtusa representative under this Agreement.  The Virtusa Contract Manager shall (1)have overall responsibility for managing and coordinating the performance of Virtusa’s obligations under this Agreement and (2) be authorized to act for and on behalf of Virtusa with respect to the performance of this Agreement.

(ii) If Metavante reasonably determines that the Virtusa Contract Manager should not continue in that position, then Metavante may, upon written notice as provided to Virtusa with reasonable grounds as to why the Virtusa Contract Manager should be replaced, require removal of such Virtusa Contract Manager.  Virtusa shall, as soon as reasonably practicable, replace such Virtusa Contract Manager.

(iii) Virtusa shall maintain backup procedures and conduct the replacement procedures for the Virtusa Contract Manager in such a manner so as to assure an orderly succession for Virtusa Contract Manager who is replaced.  Upon request, after a determination that any Virtusa Contract Manager will be replaced, Virtusa shall make such procedures available to Metavante.

1.6                                 Project Staff.  Virtusa shall appoint individuals with suitable training and skills to perform the Services to the Project Staff.  Virtusa shall provide Metavante with a list of all Virtusa personnel dedicated full-time to the Project Staff at the end of every ninety (90)-day period after the Effective Date.  Except as otherwise approved by Metavante (in its sole discretion), those Virtusa personnel located on Metavante’s premises may only provide services on such premises which support Metavante’s operations.  Virtusa shall notify Metavante as soon

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT; [***] DENOTES OMISSIONS.

as possible after dismissing or reassigning any member of the Project Staff whose normal work location is at a Metavante Service Location.

1.7  Subcontractors.

(i)  Prior to subcontracting any of the Services, Virtusa shall notify Metavante of the proposed subcontract and shall obtain Metavante’s approval of such subcontract.  Prior to amending, modifying or otherwise supplementing any subcontract relating to the Services, Virtusa shall notify Metavante of the proposed amendment, modification or supplement and shall obtain Metavante’s approval thereof which approval shall not be unreasonably withheld or delayed.

(ii)           No subcontracting shall release Virtusa from its responsibility for its obligations under this Agreement.  Virtusa shall be responsible for the work and activities of each of the Virtusa Agents, including compliance with the terms of this Agreement.  Virtusa shall be responsible for all payments to its subcontractors.

(iii)          Except as otherwise provided in this Agreement, Virtusa shall promptly pay for all services, materials, equipment and labor used by Virtusa or its subcontractors in providing the Services and Virtusa shall keep Metavante’s property and premises free of all liens and/or competing claims.

1.8                                 Conduct of Virtusa Personnel.  While at the Metavante Service Locations, Virtusa and Virtusa Agents shall (1) comply with the requests, standard rules and regulations of Metavante regarding safety and health, personal and professional conduct (including adhering to general safety practices or procedures) generally applicable to such Metavante Service Locations and (2) otherwise conduct themselves in a businesslike manner; provided that as a condition to such compliance, Metavante shall have provided Virtusa with the then current copy of the applicable policy, rule or regulation.  Virtusa shall cause the Project Staff to maintain and enforce the confidentiality provisions of this Agreement.  If Metavante notifies Virtusa that a particular member of the Project Staff is not conducting himself or herself in accordance with this Section, Virtusa shall promptly (a) investigate the matter and take appropriate action which may include (i) removing the applicable person from the Project Staff and providing Metavante with prompt notice of such removal and (ii) replacing the applicable person with a similarly qualified individual or (b) take other appropriate disciplinary action to prevent a recurrence.  In the event of multiple violations of this Section by a particular member of the Project Staff, Virtusa shall promptly remove the individual from the Project Staff.

1.9                                 Non-Competition.  Virtusa shall not assign any member of the Restricted Staff (as defined below) to perform any services for any Competitor (as defined below) of Metavante which services involve substantially similar or competing products of the Competitor as those being performed under the applicable Work Order without Metavante’s prior written consent, which consent shall not be unreasonably withheld (i) while such member of the Project Staff is actively engaged under a Work Order herein to which the restriction above applies and (ii) for a [*********************************** ************************]  is removed from, or ceases to provide services in connection with such Work Order. For purposes of this Agreement, Competitor shall be defined as only those companies listed [**************************], as

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agreed to by the parties.  For purposes of this Agreement, “Restricted Staff” shall mean each employee or consultant of Virtusa who (i) is actively engaged for a period of [*********************************************************] and (ii) [***] a [***] of [***********] or below.

1.10 Disaster Recovery.

(i)  Virtusa shall have and maintain a professionally developed disaster recovery plan (“DRP”). Virtusa shall test (and may amend the DRP if Virtusa determines necessary) the operability of the DRP during every 12-month period that the DRP is fully operational, and certify to Metavante at least once during every 12-month period that the DRP is fully operational.  Virtusa shall implement the DRP upon the occurrence of a disaster.  Virtusa shall use all reasonable commercial efforts to reinstate the Services within [***] after the occurrence of a disaster.  In the event of a disaster (as such term is defined in the DRP), Virtusa [********************************************************************** ************************************], unless agreed to by Metavante in writing.

(ii)  Force Majeure.  If and to the extent that a Party’s performance of any of its obligations (except for payment obligations) pursuant to this Agreement is prevented, hindered or delayed by fire, flood, earthquake, elements of nature or acts of God, acts of war, terrorism, riots, civil disorders, rebellions or revolutions, or any other similar cause beyond the reasonable control of such Party (each, a “Force Majeure Event”), and such non-performance, hindrance or delay was not caused by the negligence of such party, then the non-performing, hindered or delayed Party shall be excused for such non-performance, hindrance or delay, as applicable, of those obligations affected by the Force Majeure Event for as long as such Force Majeure Event continues and such Party continues to use its best efforts to recommence performance whenever and to whatever extent possible without delay, including through the use of alternate sources, workaround plans or other means.  The Party whose performance is prevented, hindered or delayed by a Force Majeure Event shall immediately notify the other Party of the occurrence of the Force Majeure Event and describe in reasonable detail the nature of the Force Majeure Event.  The occurrence of a Force Majeure Event does not excuse, limit or otherwise affect Virtusa’s obligation to provide either normal recovery procedures or any other disaster recovery services described in Section 1.10.

(iii)  Alternate Source.  If the Force Majeure Event continues to materially and adversely prevent, hinder or delay performance of the Services for more than [********************** *****], then Metavante may terminate this Agreement, in whole or in part, as of a date specified by Metavante in a termination notice to Virtusa.

(iv)  No Payment for Unperformed Services.  Except as provided in Section 1.10(iii), nothing in this Article shall limit Metavante’s obligation to pay any fees; provided, however, that if Virtusa fails to provide the Services in accordance with this Agreement due to the occurrence of a Force Majeure Event, the Fees shall be adjusted in a manner such that Metavante is not responsible for the payment of any Fees for Services that Virtusa fails to provide during the Force Majeure period.

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT; [***] DENOTES OMISSIONS.

(v)  Allocation of Resources.  Whenever a Force Majeure Event or a disaster causes Virtusa to allocate limited resources between or among Virtusa’s customers, Virtusa shall provide Metavante [******************************** ***********]

1.11  Termination Services

(i)  At the termination of all services under this Agreement and to facilitate an orderly transfer of all responsibility for the co-sourced functions to Metavante, or its designee, Virtusa shall perform Termination Services in accordance with a jointly developed plan for such Termination Services (“Termination Services Plan”) in accordance with the terms set forth herein.

(ii)  Virtusa shall provide Termination Services to Metavante at Metavante’s request in the event of expiration or termination of this Agreement, subject to the terms herein.  Upon Metavante’s prior written notice to Virtusa of (1) Metavante’s decision to not renew the terms of this Agreement and for the Agreement to expire on the terms set forth herein and (2) Metavante’s request for Termination Services, Metavante and Virtusa shall develop and implement a Termination Services Plan [***] to the expiration date of the applicable Work Order.  If Virtusa or Metavante terminates this Agreement prior to its scheduled expiration pursuant to the terms herein, the parties shall develop and implement such Termination Services Plan, commencing on the Termination Date.  The Termination Services Plan shall include the Termination Services to be performed, the respective obligations of the parties, the Metavante and Virtusa resources who will participate in the plan, and inventory of the responsibilities to be transitioned, target completion dates, estimated effort, and exit criteria by which Metavante will confirm that the Termination Services have been completed.

(iii)  Termination Services

Termination services shall mean those activities required to transfer responsibility to Metavante for those tasks and activities that were being performed by Virtusa under this Agreement (“Termination Services”).  Termination Services shall include, but shall not be limited to, the following types of services:

•                                          Reverse Knowledge Transfer:  Virtusa resources will work with the Metavante resources to transition their knowledge of Metavante projects, activities and applications to a Metavante designated resource.  The reverse knowledge transfer will be performed based on the Termination Services Plan.  For the avoidance of doubt, all such services will be limited to knowledge transfer only and all development work and coding of the Virtusa resources shall not be included in any Termination Services.

•                                          Transition of Deliverables:  Virtusa resources will transition responsibility for completed and in-process deliverables to a Metavante designated resource.  If a Metavante resource cannot be identified for this transition, Virtusa resources will document the deliverables in accordance with jointly agreed deliverable transition guidelines.  The transition will be performed based on the Termination Services Plan.

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT; [***] DENOTES OMISSIONS.

•              Communications:  Virtusa and Metavante shall together keep the [***] and [******] connections between Metavante and Virtusa work locations operable for the Termination Services Period (defined below).

(iv) Termination Services Period

Virtusa shall promptly commence providing Termination Services upon (a) non-terminating party’s receipt of the terminating party’s valid notice of termination under this Agreement and (b) Virtusa’s receipt of Metavante’s written request for Termination Services.  Except as otherwise expressly set forth in the Termination Services Plan, Virtusa shall perform Termination Services for a period not to exceed [*****************] (“Termination Services Period”) commencing on the termination date, unless Metavante directs Virtusa to discontinue providing the Termination Services prior to the end of such Termination Services Period.  Unless otherwise agreed in writing by the parties, the parties’ rights and obligations regarding Termination Services shall survive the expiration or termination of this Agreement.

(v) Charges for Termination Services

Metavante shall pay Virtusa for Termination Services on a time and materials basis for the Virtusa resources that perform these Termination Services, at a rate mutually agreed upon by the parties [************************* ************************************************** ********************] provided that, if Metavante terminates this Agreement pursuant to a material breach by Virtusa which is not cured within 30 days of written notice by Metavante under this Agreement, Virtusa shall provide the Termination Services [************* *****] provided that no more than [*********************] actively engaged on the Work Order at the time of termination will be required to perform Termination Services [*************] under the terms herein (except that at a minimum, of the Project Staff, Virtusa shall make available at least [************] to assist in the transition, [****************************** *******] and the [***************] shall be agreed upon by the parties).  Any additional resources or services beyond the [*****************] Termination Service Period referenced above may be purchased by Metavante [*******************] at the time of termination.

(vi) Termination Expenses

If Virtusa terminates this Agreement pursuant to a breach by Metavante, Metavante shall [************************** *******************************************] from early termination of this Agreement or any Work Order under this Agreement. If Metavante terminates this Agreement pursuant to a material breach by Virtusa, Metavante [*********** *************************************************************************************************** *************************************************************************************** ************ ************************************] any Work Order under this Agreement [***************** ***********] by Virtusa, in accordance with the terms of this Agreement.

1.12         [***]

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT; [***] DENOTES OMISSIONS.

(i) [************************************************************************************************* **************************************************************************************************** **************************************************************************************************** **************************************************************************************************** ******************************* ************************************************]

(ii) [************************************************************************************************* ***************************************************************************************************** ***************************************************************************************************** ***************************************************************************************************** ***************************************************************************************************** ***************************************************************************************************** ***************************************************************************************************** ***************************************************************************************************** ***************************************************************************************************** ***************************************************************************************************** ***************************************************************************************************** ***************************************************************************************************** ***************************************************************************************************** ***************************************************************************************************** *******************************************************************************************]

2.                                   PROPRIETARY RIGHTS

2.1                                 Metavante Ownership Rights. Virtusa hereby [*************] to Metavante, all right, title and interest in and to the Deliverables and the Work Product, including without limitation, all copyrights, moral rights, patents, trademarks, trade secrets, and any other intellectual property rights which may be capable of protection under the laws of the United States of America, India or any other country, subject to only to the rights of Virtusa in Virtusa Intellectual Property (as defined in Section 2.2 hereof)and/or any rights of third parties with respect to any third party software delivered with or embedded in any Deliverable which has been disclosed to, and approved by, Metavante in advance.  Metavante [********************************] including worldwide ownership of copyright and patent, in and to the Deliverables and Work Product and all copies made from them.  Virtusa acknowledges, and shall cause Virtusa Agents to acknowledge, that Metavante and the successors and permitted assigns of Metavante shall have the right to obtain and hold in their own name any intellectual property rights in and to the Deliverables and the Work Product.  Virtusa agrees to execute, and shall cause Virtusa Agents to execute any documents or take any other actions as may reasonably be necessary, or as Metavante may reasonably request, to perfect Metavante’s ownership of

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT; [***] DENOTES OMISSIONS.

any such Deliverables and Work Product, under the laws of the United States, India, and every other country.

2.2                                 Virtusa Ownership Rights. Notwithstanding the foregoing, Virtusa currently owns and shall continue to own all right, title and interest (including without limitation all copyrights, moral rights, patents, trademarks, trade secrets, mask works and any other intellectual property related thereto) in and to all techniques, methodologies, objects, modules, software, or other materials created or obtained by Virtusa prior to performing any Services under this Agreement (“Pre-existing Virtusa Property”), and any and all enhancements, modifications and derivative works to Pre-existing Virtusa Property of general application developed by Virtusa during the term of this Agreement and any Work Order hereunder (“Virtusa Intellectual Property”), excluding any Confidential Information (as defined in Section 3.1 hereof) of Metavante.

2.3                                 Virtusa License. Virtusa hereby grants to Metavante an irrevocable (except as noted in Section 8.4 hereof), perpetual, non-exclusive, non-transferable, non-assignable, royalty-free, fully paid-up, world-wide license to use, copy, modify, sublicense, and display any Virtusa Intellectual Property incorporated into the Deliverables under this Agreement.

2.4                                 Metavante License. For the sole purpose of meeting the requirements and/or obligations of a Work Order, Metavante hereby grants to Virtusa, for the term of this Agreement and any Work Order hereunder, a non-exclusive, non-transferable, non-assignable, royalty-free, fully paid-up, world-wide license to use, copy, modify, display, and create derivative works from all objects, components, software, or other materials/documentation furnished by Metavante to Virtusa which pertain to the Services and/or Deliverables (“Metavante Software”).

2.5                                 Metavante Data.

(i) Ownership of Metavante Data.  All Metavante Data is, or will be, and shall remain the property of Metavante.  Without Metavante’s approval (in its sole discretion), Metavante Data shall not be, (1) used by Virtusa or Virtusa Agents other than in connection with providing the Services, (2) disclosed, sold, assigned, leased or otherwise provided to third parties by Virtusa or Virtusa Agents or (3) commercially or otherwise exploited by or on behalf of Virtusa or Virtusa Agents.  Virtusa hereby irrevocably assigns, transfers and conveys, and shall cause Virtusa Agents to assign, transfer and convey, to Metavante without further consideration all of its and their right, title and interest in and to Metavante Data.  Upon written request by Metavante, Virtusa shall execute and deliver, and shall cause Virtusa Agents to execute and deliver, any documents that may be reasonably necessary under any Law to preserve, or enable Metavante to enforce, its rights with respect to Metavante Data.

(ii) Return of Data.

(1)           Upon request by Metavante at any time during the Term and upon expiration or termination of this Agreement, Virtusa shall (a) promptly return to Metavante, in the

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format and on the media requested by Metavante, all or any part of Metavante Data and (b) erase or destroy all or any part of Metavante Data in Virtusa’s possession, and certify the same in writing, in each case to the extent so requested by Metavante.

(2)           If Virtusa’s compliance with Metavante’s request pursuant to Section 2.5(iii)(1) will have a material adverse effect on Virtusa’s ability to perform the Services as set forth in a Work Order, Virtusa shall notify Metavante of such circumstance prior to complying with such request and the Parties shall agree to an appropriate level of relief of Virtusa.

2.6                                 Residual Information. Notwithstanding anything in this Article 2 to the contrary, either Party may freely use and employ Residual Information, subject to its obligation to protect the other Party’s Confidential Information pursuant to Article 3 of this Agreement.

3.                                       CONFIDENTIALITY

3.1                                 Each Party shall use reasonable measures to protect the other Party’s Confidential Information and shall not disclose any such Confidential Information to any third party except as permitted hereunder.  Such measures shall be as least as stringent as the measures used by the receiving Party to protect its own confidential information, and shall include restricting access to Confidential Information to the recipient’s employees and consultants on a need-to-know basis, and requiring written nondisclosure agreements from such employees and consultants protecting the Confidential Information as required herein.  Each Party shall be responsible for the misappropriation or other misuse or disclosure of the other Party’s Confidential Information by its employees or subcontractors in violation of the terms of this Article 3. A Party may disclose the Confidential Information of the other Party in response to a lawful order or subpoena from any court or any body empowered to issue such an order or subpoena or as otherwise required by law or statute. Each party agrees to notify the other promptly of the receipt of any such order or subpoena or requirement and to provide the other with a copy of such order and, to the extent permitted by law, a reasonable opportunity to obtain a protective order or protect certain parts of the information as being confidential.

3.2                                 The receiving Party is permitted to use the Confidential Information solely for the purposes of performing its obligations hereunder.  Notwithstanding the foregoing, Metavante’s rights to use the Virtusa Intellectual Property shall be as set forth in Section 2.3 hereof. The disclosing Party makes no representations or warranties concerning its Confidential Information, provided that the foregoing shall not apply with respect to any Virtusa Confidential Information that is incorporated into the Deliverables.

3.3                                 Upon request of the disclosing Party, the receiving Party shall return or destroy all Confidential Information, and all copies, extracts, portions, notes, summaries and derivatives of the Confidential Information, in its possession or under its control, provided that the foregoing shall not apply with respect to any Virtusa Intellectual Property that is incorporated into the Deliverables.

3.4                                 Each Party acknowledges that the other Party would suffer irreparable harm if the first party breaches the provisions of this Section 3, and that in the event of such a breach the

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other Party shall be entitled to immediate equitable relief (including without limitation injunction(s) and order(s) for specific performance), in addition to and without limiting its other remedies at law or in equity.

3.5                                 Unauthorized Acts.  Without limiting either Party’s rights in respect of a breach of this Article, each Party shall:

(1)                                  promptly notify the other Party of any unauthorized possession, use or knowledge, or attempt thereof, of the other Party’s Confidential Information by any person or entity that may become known to such Party;

(2)                                  promptly furnish to the other Party full details of the unauthorized possession, use or knowledge, or attempt thereof, and assist the other Party in investigating or preventing the recurrence of any unauthorized possession, use or knowledge, or attempt thereof, of Confidential Information;

(3)                                  cooperate with the other Party in any litigation and investigation against third parties deemed necessary by the other Party to protect its proprietary rights; and

(4)                                  promptly use its best efforts to prevent a recurrence of any such unauthorized possession, use or knowledge, or attempt thereof, of Confidential Information.

Each Party shall bear the cost it incurs as a result of compliance with this Section.

3.6                                 This Article 3 shall survive the termination of this Agreement.

4.                                       FEES AND EXPENSES

4.1                                 Virtusa shall send invoices to Metavante for the fee(s) for Services set forth in the Work Order and any related expenses [*********].  Metavante shall pay Virtusa each such invoice in U.S. Dollars within [***] days of receipt of the applicable invoice.  Each invoice shall be itemized and contain sufficient detail for Metavante to validate services and charges included in the invoice.  Virtusa reserves the right to add a late charge of the [************ ******************************************************************************************* ****************************************** *************************************************]

4.2                                 All fees are exclusive of all state and local sales or equivalent taxes now in force or enacted in the future.  If such taxes are applicable, and if paid by Virtusa, Metavante will be invoiced as a separate line item on the invoice for those amount(s) that Virtusa may be required to pay.  If a certificate of exemption or similar document is to be provided by Metavante in order to exempt the sale from tax liability, Metavante will obtain and provide an acceptable certificate to Virtusa and the taxing authority.  Each party shall be responsible for payment of all income or equivalent taxes based upon that party’s net income.

4.3                                 Metavante shall reimburse Virtusa for all pre-approved and reasonable travel and living expenses incurred by Virtusa in performing its responsibilities and obligations under this Agreement in addition to the fee(s) for Services set forth in the Work Order.

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT; [***] DENOTES OMISSIONS.

4.4                                 If Metavante disputes any charge or amount on any invoice and such dispute cannot be resolved promptly through good-faith discussions between the parties, Metavante shall pay the amounts due under this Agreement minus the disputed amount, and the parties shall diligently proceed to resolve such disputed amount.

4.5                                 Attorneys’ Fees and Costs.  If any legal action is commenced in connection with the enforcement of this Agreement or any instrument or agreement required under this Agreement, the prevailing party shall be entitled to costs, attorneys’ fees actually incurred, and necessary disbursements incurred in connection with such action, as determined by the court.

5.                                       INDEMNIFICATION

5.1  Indemnity by Metavante.  Metavante shall indemnify Virtusa from, and defend and hold Virtusa harmless from and against, any Third Party Claim against Virtusa by any Third Party:

(1)                                  that the Metavante Software infringes upon the proprietary or other rights of any third party (except as may have been caused by a modification by Virtusa or Virtusa Agents);

(2)                                  arising from Metavante’s gross negligence or willful misconduct;

(3)                                  relating to any amounts, including taxes, interest and penalties, assessed against Virtusa which are the obligation of Metavante pursuant to Section 4.2;

(4)                                  relating to personal injury (including death) or property loss or damage resulting from negligence or willful misconduct by Metavante or Metavante Agents;

(5)                                  relating to Metavante’s material breach of Article 3.

5.2                                 Indemnity by Virtusa.  Virtusa shall indemnify Metavante from, and defend and hold Metavante harmless from and against any claim against Metavante by any Third Party:

(1)                                  that the Services, the Deliverables, the Work Product, any enhancements or modifications to the Metavante Software performed by Virtusa or Virtusa Agents or any other resources or items provided to Metavante by Virtusa or Virtusa Agents infringe upon the proprietary or other rights (excluding any third party software approved by Metavante in advance to be delivered with or embedded in any Deliverable or Work Product) of such third party ;

(2)                                  arising out of Virtusa’s gross negligence or willful misconduct or material breach by Virtusa of Section 1.3, Article 2 or Article 3 of this Agreement;

(3)                                  relating to any amounts, including taxes, interest and penalties, assessed against Metavante that are finally determined by a court or similar tribunal to be the obligation of Virtusa (and not due to non-payment or late payment of taxes by Metavante properly due);

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT; [***] DENOTES OMISSIONS.

(4)                                  relating to property damage or personal injury resulting from negligence or willful misconduct by Virtusa or Virtusa Agents;

(5)                                  relating to claims by any Virtusa employee or contractor or agent for salary, wages, or payment relating to services performed under any Work Order or under this Agreement;

5.3  Limitations on Indemnity Obligations for Intellectual Property Infringement

5.3.1  Notwithstanding anything to the contrary, if a third party claim of infringement under this Section 5 occurs for which Metavante indemnifies Virtusa under Section 5.1, or if Metavante determines that such a claim is likely to occur, in addition to Metavante’s indemnification obligations stated herein, Metavante shall have the right, in its sole discretion, to either: (i) procure for Virtusa, at Metavante’s expense, the right or license to continue to use the Metavante Software free of the infringement claim; or (ii) replace or modify the Metavante Software; or (iii) require Virtusa to cease using the infringing Metavante Software.

5.3.2  Notwithstanding anything to the contrary, if a third party claim of infringement under this Section 5 occurs for which Virtusa indemnifies Metavante under Section 5.2, or if Virtusa determines that such a claim is likely to occur, Virtusa shall have the right, in its sole discretion, to either: (i) procure for Metavante, at Virtusa’s expense, the right or license to continue to use the Deliverable(s), Work Product or Services free of the infringement claim; or (ii) replace or modify the Deliverable(s), the Work Product or Services to make them non-infringing.  If neither of these remedies are reasonably available to Virtusa, Virtusa may require the Metavante to cease using the infringing Deliverable(s), Work Product or Services and Virtusa will issue Metavante a pro-rated refund of fees paid under the applicable Work Order for the infringing Deliverable based on a 5 year amortization schedule, commencing on the date that the Deliverable was first put in production by Metavante.

5.3.3    A party (the “Indemnifying Party”) shall have no obligation to indemnify the other party (the “Indemnified Party”) for any infringement claim based upon: (i) any alteration or modification of any intellectual property not provided or authorized by the Indemnifying Party in writing, if the infringement would not have occurred but for the alteration or modification by a party other than the Indemnifying Party; (ii) use of the intellectual property in combination with other programs or data, unless such programs and/or data were set forth in written specifications, a SOW or acceptance criteria as agreed to by the parties to be used with the Deliverable, Work Product or Service if the infringement would not have occurred but for the use in combination with such programs or data; (iii) use of the intellectual property in a way not provided for or described in the applicable documentation and/or Work Order, if the infringement would not have occurred but for such use; (iv) use of other than a current unaltered version of the intellectual property after the Indemnified Party has been reasonably notified that use of such new release would avoid the infringement and the Indemnifying Party has reasonably provided to the other party such new version free of charge, if the infringement would not have occurred but for the use of other than a current unaltered version of the intellectual property; or (v) the Indemnifying Party’s compliance with the Indemnified Party’s’s designs, specifications or instructions, except, with respect to copyright infringement or willful and knowing patent

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT; [***] DENOTES OMISSIONS.

infringement or willful and knowing misappropriation of trade secrets to the extent that the Indemnifying Party could have complied with such designs, specifications, or instructions without infringing upon the rights of the third party.

5.4                                 Indemnification Procedures.

If any third party claim is commenced against a Party entitled to indemnification under Section 5.1 or Section 5.2 (the “Indemnified Party”), written notice thereof shall be given to the Party that is obligated to provide indemnification (the “Indemnifying Party”) as promptly as practicable but in any event no later than 5 business days after receipt or actual knowledge of the claim, whichever is earlier; provided that violation of this notice period by the Indemnified Party shall not relieve the Indemnifying Party of its indemnification obligations under this Section 5 unless and only to the extent that such lack of notice is prejudicial to the Indemnifying Party in any material respect.  If, after such written notice, the Indemnifying Party shall acknowledge that this Agreement applies with respect to such claim, then the Indemnifying Party shall be entitled, if it so elects, in a notice promptly delivered to the Indemnified Party, but in no event less than 10 days prior to the date on which a response to such claim is due, to immediately take full control of the defense and investigation of such claim and defend the same, at the Indemnifying Party’s sole cost and expense.  The Indemnified Party shall cooperate, at the cost of the Indemnifying Party, in all reasonable respects with the Indemnifying Party and its attorneys in the investigation, trial and defense of such claim and any appeal arising therefrom; provided, however, that the Indemnified Party may, at its own cost and expense, participate, through its attorneys or otherwise, in such investigation, trial and defense of such claim and any appeal arising therefrom.  No settlement of a claim that involves a remedy other than the payment of money by the Indemnifying Party shall be entered into without the consent of the Indemnified Party.  After notice by the Indemnifying Party to the Indemnified Party of its election to assume full control of the defense of any such claim, the Indemnifying Party shall not be liable to the Indemnified Party for any legal expenses or other related costs, fees, or expenses incurred thereafter by such Indemnified Party in connection with the defense of that claim.  If the Indemnifying Party does not assume full control over the defense of a claim subject to such defense as provided in this Section, the Indemnifying Party may participate in such defense, at its sole cost and expense, and the Indemnified Party shall have the right to defend the claim in such manner as it may deem appropriate, at the cost and expense of the Indemnifying Party.  Subject to the terms of this Section 5, the Indemnifying Party shall will pay all claims, damages, losses, liabilities, fines, penalties, judgments or amounts paid in final settlement (or actions, suits or proceedings, or investigations in respect thereof) and fees, costs and expenses (including all reasonable attorney fees and expenses incurred in connection therewith) at the time such claim is finally awarded against the Indemnified Party to such third party by a court of competent jurisdiction or similar tribunal (or at the time of final settlement thereof) .

5.6                                 The foregoing states each party’s entire liability and obligations and each party’s sole and exclusive remedy for any patent, copyright or other intellectual property infringement claims, or any warranty claim by Metavante under Section 6.2(9) with respect to any of the Deliverables, Work Product or Service under this Agreement.

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT; [***] DENOTES OMISSIONS.

6.                                       WARRANTIES

6.1                                 By Metavante.  Metavante represents and warrants that:

(1)                                  Metavante is a corporation duly incorporated validly existing and in good standing under the Laws of Wisconsin;

(2)                                  Metavante has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement;

(3)                                  the execution, delivery and performance of this Agreement by Metavante (a) has been duly authorized by Metavante and (b) will not conflict with, result in a breach of or constitute a default under and other agreement to which Metavante is a party or by which Metavante is bound;

(4)                                  Metavante is duly licensed, authorized or qualified to do business and is in good standing in every jurisdiction in which a license, authorization or qualification is required for the ownership or leasing of its assets or the transaction of business of the character transacted by it, except where the failure to be so licensed, authorized or qualified would not have a material adverse effect on Metavante’s ability to fulfill its obligations under this Agreement;

(5)                                  Metavante is [*********] with [******] applicable to Metavante and [********] all applicable [***] and [***] required of Metavante in connection with its obligations under this Agreement;

(6)                                  there is [*********], [********] or [*********] to which [***] is a [***] which, if decided unfavorably to Metavante, would reasonably be expected to have a material adverse effect on Virtusa’s or Metavante’s ability to fulfill their respective obligations under this Agreement; and

(7)                                  the [***********] does not infringe upon the proprietary rights of any third party.

6.2                                 By Virtusa.  Virtusa represents and warrants that:

(1)                                  Virtusa is a corporation duly incorporated, validly existing and in good standing under the Laws of Delaware;

(2)                                  Virtusa has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement;

(3)                                  the execution, delivery and performance of this Agreement by Virtusa (a) has been duly authorized by Virtusa and (b) will not conflict with, result in a breach of or constitute a default under and other agreement to which Virtusa is a party or by which Virtusa is bound;

(4)                                  Virtusa is duly licensed, authorized or qualified to do business and is in good standing in every jurisdiction in which a license, authorization or qualification is required for the ownership or leasing of its assets or the transaction of business of the character transacted by it, except where the failure to be so licensed, authorized or qualified would not have a material adverse effect on Virtusa’s ability to fulfill its obligations under this Agreement;

(5)                                  Virtusa is in compliance with all Laws applicable to Virtusa and has obtained all applicable permits and licenses required of Virtusa in connection with its obligations under this Agreement;

(6)                                  there is no outstanding litigation, arbitrated matter or other dispute to which Virtusa is a party which, if decided unfavorably to Virtusa, would reasonably be expected to have a material adverse effect on Metavante’s or Virtusa’s ability to fulfill their respective obligations under this Agreement;

(7)                                  the Services will be performed in accordance with professional standards consistent with generally accepted industry standards.

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT; [***] DENOTES OMISSIONS.

(8)                                  the Deliverables as finally delivered to Metavante following acceptance by Metavante, if any, [**************** ******************************] set forth in the applicable Work Order for a [******************************** *************] by Metavante.  The foregoing warranty in this Section shall not apply to: errors in, or non-conformance by, the Deliverable caused by (i) Metavante’s negligence or misuse, (ii) Metavante’s hardware malfunction, or other causes beyond the reasonable control of Virtusa, (iii) third party software not licensed through Virtusa, (iv) the installation of the Deliverable in a hardware or operating environment not expressly stated in the applicable SOW; (v) modification, customization, extension of or damage to the Deliverables (other than as authorized by, or by, Virtusa) or errors in the Deliverable caused in whole or in party by the performance or non-performance of Metavante of its obligations under any Work Order.  In the event of any non-compliance with the foregoing warranty by Virtusa, Metavante shall notify Virtusa in writing and specify the nature of the non-conformance and Virtusa shall have [***] to cure such non-compliance from receipt of such notice.

(9)                                  the Deliverables constitute original works of authorship and shall not infringe upon the proprietary rights of any third party, subject to the terms of in Section 5.2 with respect to infringement;

(10)                            the Deliverables contain no viruses or similar harmful code at the time first provided to Metavante by Virtusa and Virtusa shall not introduce any viruses or harmful code into Metavante’s software or systems; and

(11)                            without the consent of Metavante, Virtusa shall not insert into any Software any code that would have the effect of disabling or otherwise shutting down all or any portion of the Software.  Virtusa further represents and warrants that, with respect to any disabling code that may be part of the Software used to provide the Services, Virtusa shall not invoke such disabling code at any time, including upon expiration or termination of this Agreement, without Metavante’s consent.

6.3                                 DISCLAIMER.  EXCEPT AS SPECIFIED IN SECTION 6.1 AND SECTION 6.2, NEITHER METAVANTE NOR VIRTUSA MAKES ANY OTHER WARRANTIES HEREUNDER WITH RESPECT TO ANY MATTER (INCLUDING, WITHOUT LIMITATION, THE SERVICES, THE WORK PRODUCT, THE DELIVERABLES, THE DEVELOPED SOFTWARE OR THE SYSTEMS) AND EACH EXPLICITLY DISCLAIMS ALL OTHER WARRANTIES, WHETHER EXPRESS OR IMPLIED, ORAL OR STATUTORY, INCLUDING THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR OR SPECIFIC PURPOSE.

7.                                       LIMITATION OF LIABILITY

7.1                                 LIMITATION OF LIABILITY; DAMAGES.  EXCEPT AS PROVIDED IN SECTION 7.2 BELOW, IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR ANY INDIRECT, INCIDENTAL, SPECIAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES OF ANY NATURE WHATSOEVER, WHETHER IN CONTRACT, WARRANTY OR TORT, INCLUDING WITHOUT LIMITATION, DAMAGES FOR LOSS OF PROFITS, REVENUE, DATA, COVER, LOSS OF OR INTERRUPTION OF BUSINESS OF CUSTOMER OR ANY OTHER PARTY ARISING OUT OF OR IN CONNECTION WITH THE DELIVERY, USE OR PERFORMANCE OF THE SERVICES, THE DELIVERABLES, ANY SOFTWARE OR ANY OTHER

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT; [***] DENOTES OMISSIONS.

MATERIALS OR ITEMS EVEN IF THAT PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.  IN NO EVENT SHALL VIRTUSA’S LIABILITY TO CUSTOMER FOR ANY CLAIM ARISING OUT OF THIS AGREEMENT OR ANY WORK ORDER HEREUNDER EXCEED THE AMOUNT ACTUALLY PAID TO VIRTUSA BY CUSTOMER UNDER THE APPLICABLE Work Order FROM WHICH SUCH CLAIM AROSE.

7.2                                 Exclusions.  The limitations or exculpations of liability set forth in Section 7.1 shall not apply to (1) indemnification claims, as set forth in Article 5, (2) breaches of Article 3, (3) material breaches of Article 2, or Section [***], [***], [***] or [***] (5) a Party’s liability under Section 9.3, or (6) a Party’s liability resulting from the gross negligence or intentional acts of the Party, its employees, agents, or subcontractors.

8.                                       TERM AND TERMINATION

8.1                                 This Agreement will become effective as of the Effective Date and will remain in effect for a period of 5 years or until all Services have been completed or terminated as provided herein, whichever occurs later. Metavante may terminate this Agreement for any reason upon ninety (90) days prior written notice to Virtusa.  Virtusa may terminate this Agreement for any reason upon ninety (90) days prior written notice to Metavante; provided that no active Work Order is in effect.  Termination of this Agreement will not result in automatic termination of a Work Order, unless this Agreement is (i) terminated by Metavante, or (ii) terminated for material breach, in which cases a Work Order shall be terminated if the terminating party specifically requests that the Work Order be terminated or the parties mutually agree that any outstanding Work Order(s) will be coterminated with the Agreement.

8.2                                 Either party may terminate this Agreement and/or a Work Order, immediately upon notice to the other party, if the other party breaches any material obligation under this Agreement (it being understood and agreed that any failure to make timely payments to Virtusa shall be deemed a breach of a material obligation by Metavante), and such party fails to cure the breach within [******] after written notice to cure.

8.3                                 Either party may terminate this Agreement (including all Work Orders) immediately by written notice to the other if the other party becomes insolvent, makes a general assignment for the benefit of creditors, suffers or permits the appointment of a receiver for its business or assets, or becomes subject to any proceedings under any bankruptcy or insolvency law, whether domestic or foreign, or is liquidated, voluntarily or otherwise.

8.4                                 Upon termination of this Agreement and/or any Work Order, each party shall return to the other or destroy all Confidential Information of the other party other than the Virtusa Intellectual Property to which Metavante holds license rights under Section 2.3 of this Agreement (unless the Agreement or Work Order was terminated pursuant to Section 8.2, in which case said license is considered revoked), and except for any Confidential Information of the Metavante required by Virtusa to complete an outstanding Work Order.

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT; [***] DENOTES OMISSIONS.

9.                                       INSURANCE.

9.1                                 During the Term, Virtusa shall obtain and maintain at its own expense, insurance of the type and in the amounts set forth below:

(1)                                  statutory workers’ compensation in accordance with all Federal, state and local requirements;

(2)                                  employer’s liability insurance in an amount not less than $1,000,000 per occurrence, covering bodily injury by accident or disease, including death;

(3)                                  commercial general liability (including contractual liability insurance) in an amount not less than $1,000,000; and

(4)                                  comprehensive automobile liability covering all vehicles that Virtusa owns, hires or leases in an amount not less than $1,000,000 (combined single limit for bodily injury and property damage).

(5)  Errors and Omissions insurance covering the Virtusa for loss or damage arising out of negligent acts or errors or omissions which arise from providing Services under this Agreement with limits of not less than $2,000,000.

(6)  Crime insurance, including Employee Dishonesty and Computer Fraud coverage for theft of money or securities that Virtusa holds, or for which Virtusa is legally liable, arising out of dishonest acts committed by the employees of Virtusa or its subcontractors, acting alone or in collusion with others, or through the use of Virtusa’s computer system to fraudulently cause a transfer, with coverage in a minimum amount of $500,000 and an Excess Liability policy (umbrella form) of not less than five million dollars ($5,000,000).

9.2                                 Insurance Documentation.  To the extent third party insurance is obtained or maintained pursuant to Section 9.1, Virtusa shall, upon Metavante’s request, furnish to Metavante certificates of insurance or other appropriate documentation (including evidence of renewal of insurance) evidencing all coverages referenced in Section 9.1 and, if and to the extent applicable, naming Metavante as an additional insured.  Such certificates or other documentation shall include a provision whereby 30 days’ notice must be received by Metavante prior to coverage cancellation or material alteration of the coverage by either Virtusa or Virtusa Agents or the applicable insurer. Such cancellation or material alteration shall not relieve Virtusa of its continuing obligation to maintain insurance coverage in accordance with this Article.

9.3                                       Risk of Loss.  Virtusa is responsible for the risk of loss or theft of, or damage to, any tangible property (e.g., laptop, hardware) of Metavante at a Virtusa Service Location resulting from Virtusa’s negligence, unless such loss, theft, or damage was caused by the acts or omissions of Metavante or a Metavante Agent.  Metavante is responsible for the risk of loss of, or damage to, any property (e.g., laptop, hardware) of Virtusa at a Metavante Service Location resulting from Metavante’s neglignece, unless such loss or damage was caused by the acts or omissions of Virtusa or a Virtusa Agent.

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT; [***] DENOTES OMISSIONS.

10.                                 GENERAL

10.1                           Dispute Resolution. Any claims or legal actions by one party against the other arising out of the relationship between the parties contemplated herein (whether or not arising under this Agreement) shall be governed by the laws of the State of New York.  The United Nations convention on contracts for the International Sale of Goods shall not apply in any event.

In the event of any controversy or dispute between the parties, the parties shall first attempt, in good faith, to resolve a dispute or controversy, at the written request of either party, through discussions between an authorized senior management representative of each party.

Virtusa acknowledges that the timely and complete performance of its obligations pursuant to this Agreement is critical to the business and operations of Metavante.  Accordingly, in the event of a dispute between Metavante and Virtusa, except with respect to a claim for breach under Section 3 or 10.3, each Party shall continue to so perform its obligations under this Agreement in good faith, including payment obligations, for no less than [******] (during the cure period commencing on the date the breaching party receives written notice from the non-breaching party) during the attempted resolution of such dispute unless and until this Agreement is terminated in accordance with the provisions hereof, unless and except to the extent that such performance is prevented as a direct result of the disputed matter.  Notwithstanding the foregoing, if a dispute is not otherwise resolved within the [***********] referenced above, the parties may seek and enforce all rights and remedies under this Agreement and applicable law, including suspension or termination of performance under this Agreement.

10.2                           Entire Agreement. Unless the parties otherwise agree in writing, this Agreement and the Work Order(s) attached hereto constitute the entire agreement and understandings between the parties with respect to the subject matter hereof, and supersede all previous agreements and oral discussions and understandings between the parties with respect thereto (except for amounts owed Virtusa under any prior services agreement).

10.3                           Non-Solicitation.  The parties agree that during the term of this Agreement, and for a period of [**************] after termination/expiration of this Agreement, neither party shall directly or indirectly solicit for employment, employ or engage as a consultant/employee any person employed then or [*****************] by the other party, except as otherwise provided in this Agreement.

10.4                           Modification of Agreement.  This Agreement and any Work Order(s) attached hereto may only be modified by a written agreement duly signed by persons authorized to sign agreements on behalf of Metavante and of Virtusa.  Any variance from the terms and conditions of this Agreement or any Work Order(s) attached hereto as referenced in any Metavante purchase order(s) or other written notification(s) from the Metavante will have no legal effect.

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT; [***] DENOTES OMISSIONS.

10.5                           Enforceability; Waiver.  If any provision or provisions of this Agreement shall be held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.  The failure of either party to enforce rights granted hereunder or to take action against the other party in the event of any beach hereunder shall not be deemed a waiver by that party as to subsequent enforcement of rights or subsequent actions in the event of future breaches.

10.6                           Marketing; Public Relations.  Virtusa shall not use Metavante’s name, tradenames, service marks, trademarks, or logos without Metavante’s prior written consent; except that [*******************] as a [***] when [********************** *********] on its marketing materials and its published customer lists.

10.7                           Notices.  Any notices required under this Agreement may be hand delivered or shall be deemed received three (3) business days after mailing as certified mail, return receipt requested, to the following addresses: If to Virtusa: at the address listed on the first page of this Agreement, Attn: President.  If to Metavante: at the address listed on the first page of this Agreement, Attn: President.

10.9                           Assignment.  Neither this Agreement nor any right or obligation hereunder may be transferred or assigned by either party without the express prior written notification to the other party; this notification includes any assignment made to an affiliate of either party or to an assignee in connection with a merger, acquisition or sale or transfer of all or substantially all of the business, assets or equity of either party, provided that the successor/assignee agrees to be bound by all the terms of this Agreement.

10.10                     Independent Contractor.  It is expressly understood that Virtusa and Metavante are independent contractors, and that neither has the authority to bind or obligate the other party to any third party or otherwise to act in any way as the representative of the other, unless otherwise expressly agreed to in a writing signed by both parties hereto.  The parties do not intend to form a joint venture or partnership hereby, and no joint venture or partnership is formed hereby.  Metavante acknowledges and agrees that Virtusa is in the business of providing consulting and software development services and that, except as expressly provided in this Agreement, Virtusa is [***********] from developing for itself, or for third parties, any deliverables or /software which are [******************] with those provided hereunder to, or which otherwise exploit Virtusa Intellectual Property, provided Virtusa is not in violation of Section 1.3, Section 1.9, or Article 3 hereof.

10.11                     Survival. The provisions of Sections 2, 3, 4, 5, 6, 7, and 10 will survive the expiration or earlier termination of this Agreement and/or any Work Order.  All other rights and obligations of the parties shall cease upon termination or expiration of this Agreement.

IN WITNESS WHEREOF, the parties have executed this Agreement by their duly authorized representatives as of the day and year below.

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT; [***] DENOTES OMISSIONS.

METAVANTE CORPORATION	VIRTUSA CORPORATION
“Metavante”	“Virtusa”

/s/ David S. Fortney	/s/ Thomas R. Holler
Signature	Signature

David S. Fortney	Thomas R. Holler
Name	Name
Senior Vice President and Division Executive
Electronic Presentment and Payment
Metavante Corporation	CFO
Title	Title
3/4/2004	3/23/04
Date	Date

/s/ Cary M. Serif
Signature
Cary M. Serif
Name
Executive Vice President, eFinance Grp.
Title
Date:

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IN WITNESS WHEREOF, the parties have executed this Agreement by their duly authorized representatives as of the day and year below.

METAVANTE CORPORATION
“Metavante”

/s/ Jamie Geschke
Signature

Jamie Geschke
Name

Sr. Vice President & General Manager
Financial Technologies Solutions/
Customer Relationship Management
Title

Date

/s/ Paul Danola
Signature

Paul Danola
Name

Executive Vice President
Financial Services Group
Title

3/10/04
Date

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Exhibit A

Work Order #

Metavante:

Contract Type:	[ ] Retainer ; [ ]Time and Material; [ ]Fixed Price (check all that apply)

Effective Date:

Term:

This Work Order and any amendments hereto are subject to the terms and conditions of the Master Services Agreement dated                      200   between Virtusa and Metavante.

Services:

Deliverables:

Work Schedule:

Resources:

Resources and Monthly Fee Schedule:

Qty	Description Project Team Resources	Utilization	Daily Rate	Monthly Fee

MONTHLY FEE

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT; [***] DENOTES OMISSIONS.

Additional Resources:

Payment Terms and Acceptance Criteria:

Metavante Responsibilities:

Special Terms:

VIRTUSA CORPORATION
“Metavante”	“Virtusa”

Signature	Signature

Name	Name

Title	Title

Date	Date

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT; [***] DENOTES OMISSIONS.

EXHIBIT B

Definitions.  The following defined terms used in this Agreement shall have the meanings specified below:

“Agreement” shall mean this Master Services Agreement between Metavante and Virtusa.

“Confidential Information” of Metavante or Virtusa shall mean all information and documentation of Metavante and Virtusa, respectively, whether disclosed to or accessed by Metavante or Virtusa in connection with this Agreement, including (1) with respect to Metavante, all Metavante Data and all information of Metavante or its customers, suppliers, contractors and other third parties doing business with Metavante, (2) with respect to Metavante and Virtusa, the terms of this Agreement and (3) any information developed by reference to or use of Metavante’s or Virtusa’s information; provided , however, that except to the extent otherwise provided by Law, the term “Confidential Information” shall not include information that (a) is independently developed by the recipient, as demonstrated by the recipient’s written records, without violating the disclosing Party’s proprietary rights, (b) is or becomes publicly known (other than through unauthorized disclosure), (c) is disclosed by the owner of such information to a third party free of any obligation of confidentiality, (d) is already known by the recipient at the time of disclosure, as demonstrated by the recipient’s written records, and the recipient has no obligation of confidentiality other than pursuant to this Agreement or any confidentiality agreements between Metavante and Virtusa entered into before the Effective Date or (e) is rightfully received by a Party free of any obligation of confidentiality, provided that (i) such recipient has no knowledge that such information is subject to a confidentiality agreement and (ii) such information is not of a type or character that a reasonable person would have regarded it as confidential.

“Data Safeguards” shall have the meaning set forth in Section 1.3.

“Deliverables” are defined as the Developed Software and the Materials.

“Developed Software” shall mean any Software, or modifications or enhancements to Software, and Related Documentation developed pursuant to this Agreement by or on behalf of (1) Virtusa, (2) Virtusa Agents, (3) Virtusa and Metavante or Metavante Agents jointly, (4) Virtusa Agents and Metavante or Metavante Agents jointly or (5) Virtusa, Virtusa Agents, Metavante and Metavante Agents jointly.

“Force Majeure Event” shall have the meaning set forth in Section 1.10.

“Governmental Authority” shall mean any Federal , state, municipal, local, territorial, or other governmental department, regulatory authority, judicial or administrative body, whether domestic, foreign or international.

“Law” shall mean any declaration, decree, directive, legislative enactment, order, ordinance, regulation, rule or other binding restriction of or by any Governmental Authority.

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT; [***] DENOTES OMISSIONS.

“Losses” shall mean any and all damages, fines, penalties, deficiencies, losses, liabilities (including settlements and judgments) and expenses (including interest, court costs, reasonable fees and expenses of attorneys, accountants and other experts and professionals or other reasonable fees and expenses of litigation or other proceedings or of any claim, default or assessment).

“Materials” means literary works or other works of authorship created under this Agreement, including manuals, training materials and documentation, but excluding Software and Related Documentation.

“Metavante” shall mean Metavante Corporation, a Wisconsin corporation.

“Metavante Agents” shall mean the agents, subcontractors and representatives of Metavante, other than Virtusa and Virtusa Agents.

“Metavante Contract Manager” shall mean the individual designated by Metavante to serve as the primary Metavante representative to Virtusa.

“Metavante Data” shall mean all data and information (1) submitted to Virtusa or Virtusa Agents by or on behalf of Metavante, (2) obtained, developed or produced by Virtusa or Virtusa Agents in connection with this Agreement or (3) to which Virtusa or Virtusa Agents have access in connection with the provision of the Services.

“Metavante Service Location(s)” shall mean any service location owned or leased by Metavante at which Virtusa provides the Services for Metavante.

“Metavante Software” shall have the meaning set forth in Section 2.4 hereof.

“Parties” shall mean Metavante and Virtusa, collectively.

“Party” shall mean either Metavante or Virtusa, as the case may be.

“Project Staff” shall mean the personnel of Virtusa and Virtusa Agents who provide the Services.

“Related Documentation” shall mean, with respect to Software and Tools, all materials, documentation, specifications, technical manuals, user manuals, flow diagrams, file descriptions and other written information that describes the function and use of such Software or Tools, as applicable.

“Residual Information” shall mean concepts, know-how or techniques that are retained in the unaided memories of a Party’s personnel who have access to Confidential Information of the other party, but only to the extent that such concepts, know-how or techniques are part of the general knowledge and skill of such personnel who work in the application development and maintenance sector and are not Confidential Information of the other Party.

“Services” are defined as the professional services provided by Virtusa’s employees and consultants for Metavante under this Agreement.

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT; [***] DENOTES OMISSIONS.

“Software” shall mean the source code and object code versions of any applications programs, operating system software, computer software languages, utilities, other computer programs and Related Documentation, in whatever form or media, including the tangible media upon which such applications programs, operating system software, computer software languages, utilities, other computer programs and Related Documentation are recorded or printed, together with all corrections, improvements, updates and releases thereof.

“Third Party Claims”  shall mean claims raised against a Party by a Third Party.

“Tools” shall mean any Software development and performance testing tools, know-how, methodologies, processes, technologies or algorithms and Related Documentation used by Virtusa in providing the Services.

“Virtusa” shall mean Virtusa Corporation, a Delaware corporation.

“Virtusa Agents” shall mean the agents, subcontractors and representatives of Virtusa.

“Virtusa Contract Manager” shall have the meaning set forth in Section 1.5.

“Virtusa Service Location(s)” shall mean any Virtusa service location set forth in Exhibit C and any other service location approved by Metavante in writing.

“Work Product” shall mean the Deliverables and all information developed by Virtusa for Metavante under this Agreement.

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT; [***] DENOTES OMISSIONS.

AMENDMENT TO THE MASTER SERVICES AGREEMENT

WHEREAS, Metavante Corporation, a Wisconsin corporation with its primary place of business at 4900 West Brown Deer Road, Brown Deer WI  53223 (“Metavante”) and Virtusa Corporation, a Delaware corporation with offices at 2000 West Park Drive, Westborough, MA 01581 (“Virtusa”) entered into a Master Services Agreement dated as of March 23, 2004  (the “MSA”);

WHEREAS,  the parties seek to amend the MSA to permit the parties and the Affiliates (as defined below) of either party to enter into Work Orders with the other party or Affiliates thereof, subject to the terms of the MSA;

WHEREAS, the parties seek to extend enterprise wide pricing to Metavante and its Affiliates who engage Virtusa to perform services, on the terms set forth herein;

NOW THEREFORE, for valuable consideration, the sufficiency of which is hereby acknowledged, the parties agree as follows:

1.               Definitions

a.               “Affiliate” shall mean, with respect to any Person, any other Person who is directly or indirectly controlling, controlled by or under common control with such Person as of the Effective Date of the MSA or thereafter.  A Person shall be deemed to be an Affiliate of another Person only so long as the foregoing control relationship exists.  For the purposes of this definition, the term “control”, when used with respect to any Person, means the possession, directly or indirectly, of voting securities representing the right to elect a majority of the Board of Directors (or other governing body) of such Person.

b.              “Person” means an individual, corporation, partnership, association, trust or other entity or organization.

c.               Capitalized terms used herein but not defined herein shall have the meaning set forth in the MSA.

2.               Each party and/or any of its Affiliates may enter into a Work Order with the other party or any Affiliate thereof, subject to the terms of the MSA.  For purposes of such Work Order, the party entering into the Work Order shall be considered the sole contracting party and such party’s Affiliates will have no liability with respect to such Work Order and any terms hereunder or thereunder, unless specifically stated in a Work Order.  Thus, for example, if [*********************************]  entered into a Work Order with Virtusa Corporation, only [*****************] would be deemed to be a party to the Work Order, and with respect to the MSA, [*********************] would replace references to “Metavante” throughout the MSA with respect to that Work Order only.

3.               The parties agree that the resource rates as set forth in Exhibit A attached hereto [*********************] as set forth in Exhibit B attached hereto shall be in effect for the term of January 1, 2006 to December 31, 2006 (the “Term”), and shall apply to all work orders entered into between Metavante, or an Affiliate of Metavante, with Virtusa during the Term.  The rates [*********************] to any Work Order during the Term under which Virtusa performs services for any such party during the Term, subject to the terms herein.

4.               In the event that Metavante or an Affiliate thereof acquires any existing customer of Virtusa during the Term, the parties shall mutually agree in writing on the rates and [*************************] except that in no event shall any fees billed by Virtusa to the acquired customer prior to the acquisition be [*********************** ***********************************************************]

1

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT; [***] DENOTES OMISSIONS.

5.               The infrastructure fee on all  Work Orders entered into by Metavante or any Affiliate with Virtusa during the Term shall be equal to [****************************************************************** ***************************************].

6.               Except as otherwise stated herein, all terms of the MSA remain in full force and effect.

IN WITNESS WHEREOF, the parties have executed this Amendment to the MSA by their duly authorized representatives as of the day and year below.

METAVANTE CORPORATION		VIRTUSA CORPORATION
“Metavante”		“Virtusa”

/s/ James R. Geschke		/s/ Thomas R. Holler
Signature		Signature

James R. Geschke		Thomas R. Holler
Name		Name
Executive Vice President
Financial Technology Services		CFO
Title		Title
3/31/06
Date		Date

METAVANTE COPORATION
“Metavante”

/s/ David S. Fortney
Signature

David S. Fortney
Name

Senior Vice President and Division Executive
Electronic Presentment and Payment
Metavante Corporation
Title

Date

2

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT; [***] DENOTES OMISSIONS.

EXHIBIT A

Virtusa Resource Rates for Metavante and its Affiliates During the Term

[***]

3

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT; [***] DENOTES OMISSIONS.

EXHBIT B

[***]

4

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT; [***] DENOTES OMISSIONS.

AMENDMENT # 2 TO THE MASTER SERVICES AGREEMENT

WHEREAS, Metavante Corporation, a Wisconsin corporation with its primary place of business at 4900 West Brown Deer Road, Brown Deer WI  53223 (“Metavante”) and Virtusa Corporation, a Delaware corporation with offices at 2000 West Park Drive, Westborough, MA 01581 (“Virtusa”) entered into a Master Services Agreement dated as of March 23, 2004,as amended to date  (the “MSA”);

WHEREAS,  the parties seek to amend the MSA to add a Canadian rate card for use in connection with services to be performed by Virtusa for a Canadian Affiliate of Metavante, subject to the terms of the MSA;

NOW THEREFORE, for valuable consideration, the sufficiency of which is hereby acknowledged, the parties agree as follows:

1.               The parties agree that the resource rates as set forth in Exhibit A attached hereto shall be in effect for the term of January 1, 2006 to December 31, 2006 (the “Term”), and shall apply to all work orders entered into between Virtusa and any Canadian Affiliate of Metavante.

2.               Except as otherwise stated herein, all terms of the MSA remain in full force and effect.

IN WITNESS WHEREOF, the parties have executed this Amendment to the MSA by their duly authorized representatives as of the day and year below.

METAVANTE CORPORATION		VIRTUSA CORPORATION
“Metavante”		“Virtusa”

By:	/s/ James R. Geschke	/s/ Danford Smith
James R. Geschke		Signature
Executive Vice President & Division Executive
Financial Technology Services		Danford Smith
Date:		Name
President and COO
Title
9/28/06
Date

By:	/s/ David S. Fortney
David S. Fortney
Senior Vice President & Division Executive
Electronic Presentment and Payment
Date:	9/21/06

1

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT; [***] DENOTES OMISSIONS.

EXHIBIT A

Virtusa Resource Rates for Canadian Metavante Affiliates During the Term

[***]

2

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT; [***] DENOTES OMISSIONS.

AMENDMENT # 3 TO THE MASTER SERVICES AGREEMENT

WHEREAS, Metavante Corporation, a Wisconsin corporation with its primary place of business at 4900 West Brown Deer Road, Brown Deer WI  53223 (“Metavante”) and Virtusa Corporation, a Delaware corporation with offices at 2000 West Park Drive, Westborough, MA 01581 (“Virtusa”) entered into a Master Services Agreement dated as of March 23, 2004, as amended to date  (the “MSA”);

WHEREAS, the parties previously entered into the first Amendment to the MSA on March 31, 2006 and Amendment #2 to the MSA on September 28, 2006;

WHEREAS,  the parties seek to amend the MSA to change the United States of America (U.S.) and Canadian rate cards for use in connection with services to be performed by Virtusa, subject to the terms of the MSA;

NOW THEREFORE, for valuable consideration, the sufficiency of which is hereby acknowledged, the parties agree as follows:

1.               [********************] been incorporated into the resource rates set forth in Exhibit A of this Amendment #3 and Virtusa will cease billing [**********************] on all invoices for services starting March 1, 2007.  Effective March 1, 2007, all references to a [****************************] including item #5 in the Amendment dated March 31, 2006, are hereby deleted.

2.               That the resource rates as set forth in Exhibit A attached hereto [*************************] set forth in Exhibit B shall be in effect beginning March 1, 2007, and shall apply to all services provided under any Work Order, Exhibit C, entered into between Metavante, or an Affiliate of Metavante, and Virtusa.

3.               Resource rates in Exhibit A may be adjusted on an annual basis beginning April 1, 2008.
[*******************************************************************************************
*****]

[********] shall be based on the [*********] in the [***************************************** ***]conducted and published by [**********] or such other comparable source as the Parties may mutually agree to.

4.               Resources that perform services at a [****************] locations are defined to be [***] resources and will be invoiced using the [***] rate.  Resources that perform services in a country where Virtusa operates an [*****************] are defined to be [***] resources and will be invoiced using the [***] rate.

5.               [******************************************************************************************** ********************************************************************************************* ********************************************]

6.               Travel expenses will be reimbursed when Virtusa has obtained Metavante’s prior written approval.

Eligible travel expenses for reimbursement:

a.               [************************************************************************************* **************************************************************************************]

b.              Air, lodging, land travel when Metavante requests the resource to travel from their assigned location in the U.S. or Canada to another location in U.S. or Canada.

Non-eligible travel expenses:

c.               [************************************************************************************* ***********************]

1

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT; [***] DENOTES OMISSIONS.

7.               Each month Virtusa will invoice Metavante for services performed the previous month for the services defined in the Work Order.  There will be one invoice per Work Order, delivered to the address specified by Metavante’s Accounts Payable department.  Each invoice will indicate the Work Order identification and provide a breakdown and distribution of charges by name of the individual personnel assigned to the Work Order.  Metavante shall pay Virtusa within [***] days after receipt of such invoice submitted by Virtusa.

8.               All Virtusa Resources providing services under any Work Order shall record project hours in Metavante’s project report system.  Metavante will inform Virtusa of the project codes to use for each Work Order for time reporting.

9.               Metavante will provide Virtusa with Metavante’s non-employee on-boarding requirements.  [******************************************************************************************* ****************************************]  Virtusa will notify Metavante if any national, regional or local laws prevent compliance with any on-boarding requirement.

10.         Except as otherwise stated herein, all terms of the MSA remain in full force and effect.

IN WITNESS WHEREOF, the parties have executed this Amendment to the MSA by their duly authorized representatives as of the day and year below.

METAVANTE CORPORATION	VIRTUSA CORPORATION
“Metavante”	“Virtusa”

/s/ Frank D’Angelo	/s/ Thomas R. Holler
Signature	Signature
Frank D’Angelo	Thomas R. Holler
Name	Name
Sr. EVP	CFO
Title	Title
3/25/07	March 29, 2007
Date	Date

2

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT; [***] DENOTES OMISSIONS.

EXHIBIT A

Virtusa Resource Rates for Metavante and its Affiliates

Effective March 1, 2007

[***]

3

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT; [***] DENOTES OMISSIONS.

EXHBIT B

[***]

4

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT; [***] DENOTES OMISSIONS.

EXHBIT C

WORK ORDER TEMPLATE

Customer:	Metavante Corporation

Project Name:

Start Date:

Term:

Services:

[******]

Deliverables:

Work Schedule:

Resources and Monthly Fee Schedule:

Number	Resource Role	Days/Wk	Location	Daily Rate	Monthly Total	Annual Total

Resource Subtotal
Travel Estimate
Total Estimated Fees

Payment Terms and Acceptance Criteria:

Payment will be in accordance with the terms defined in the Master Service Agreement (MSA).

Metavante Responsibilities:

Approval:

Metavante Corporation	VIRTUSA CORPORATION
“Customer”

Signature	Signature

Name	Name

Title	Title

Date	Date (“Effective Date”)

5

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT; [***] DENOTES OMISSIONS.

AMENDMENT TO THE MASTER SERVICES AGREEMENT

WHEREAS, Metavante Corporation, a Wisconsin corporation with its primary place of business at 4900 West Brown Deer Road, WI 53223 (“Metavante”) and Virtusa Corporation, a Delaware corporation with offices at 2000 West park Drive, Westborough, MA 01581 (“Virtusa”) entered into a Master Services Agreement dated as of March 23, 2004 (the “MSA”);

WHEREAS, the parties seek to amend the MSA to permit the parties and the Affiliates (as defined in the MSA) of either party to enter into Work Orders with the other party or Affiliates thereof, subject to the terms of the MSA;

WHEREAS, the parties seek to establish a framework for Service Level Agreements (“SLAs”) to be specified for Work Orders where Metavante and its Affiliates engage Virtusa to perform services;

NOW THEREFORE, the parties agree as follows:

1. Definitions

a)              “Engagement Type” shall mean, with respect to any Work Order, the nature of the work being performed by Virtusa.  Only the Engagement Types identified in Attachment A of this Amendment shall be governed by this Amendment.

b)             “SLA” Service Level Agreement shall mean, with respect to any Work Order for the Engagement Types set forth in Attachment A, the applicable specific measurements of the service performed by Virtusa on Metavante’s behalf, targets levels for such service, remediation or cure actions available if target levels are not achieved and any penalties that might be incurred by Virtusa if cure actions do not result in Virtusa performing services at the applicable SLA level..  The specific SLAs for each Engagement Type are set forth in Attachment A.  Work Orders may provide for more than one project or units of work for a single project.  The parties agree that:

1.               Service Level Target (Level 1) SLAs will apply only to individual projects or units of work for such project; and

2.               Increased Impact Service Level (Level 2) SLAs will apply to all projects and/or unites of work contained in a single  Work Order, e.g. a large project with many units of work, a group of projects or a group of activities listed in a single Work Order).

If Virtusa’s performance on a project or unit of work results [************************************* **************************************] if its performance for any other unit of work or project under the same Work Order exceeds the applicable SLA target for such unit or work or project.

For illustrative purposes only,  Virtusa [**************************************] by completing all of the projects within a singe Work Order per the agreed upon

1

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT; [***] DENOTES OMISSIONS.

estimates in aggregate, even though some projects came in above estimate and below estimate.  Virtusa may not, however, [**************************************] ********************************** **************************************************************************************** *******************************]

c)              “Immediate Defect” shall mean, with respect to any work order, an identified defect in a deliverable that causes a system outage (e.g. system becomes “hung” or crashes)  or prevents further testing of the program or component and a workaround does not exist and the defect must be fixed before testing can continue.   This definition of “Immediate Defect” refers only to the development or defect fixing processes, and is not the same as a production issue/ticket.

d)             “High Defect” shall mean, with respect to any Work Order, an identified material defect in a deliverable such as a data loss, incorrect functionality, or other issues cause material impairment but not interrupted functionality.

e)              “Priority Level” shall mean, with respect to any Work Order, the following:

•                  Priority 0 – Severe impact on Metavante’s client’s productivity, severe corruption of data, requires immediate change

•                  Priority 1 – Significant impact on Metavante’s client’s productivity, issue directly affects Metavante’s client’s end-user

•                  Priority 2 – Significantly reduces system effectiveness, required for next major processing (such as month/quarter end)

•                  Priority 3 – Work-around is available, several methods to resolve issue

Metavante will assign priority levels to defects. If Virtusa disagrees with the classification of defect, they will escalate to the project triage committee for resolution.

2. SLAs shall apply only to Work Orders for Engagement Types set forth in  Exhibit A.  Virtusa and Metavante may agree in writing, however, that certain projects are exempt from [******************] (even though metrics may still be tracked) for individual units of work, projects or Work Orders based on mutual agreement and written or electronic approval between the overall Virtusa Delivery Manager and a senior level manager designated from Metavante.  Such exemptions may apply if:

a. A period of execution is necessary in order to baseline metrics after knowledge transfer when a new group or a new engagement type in an existing group is engaged prior to any penalties being effective( the parties will mutually agree in writing as to the baseline/benchmarking period); or

b. Virtusa is unable to operate within specified operating thresholds of metrics due to reasons other than caused directly by Virtusa’s negligence. For the avoidance of doubt, Virtusa shall have no liability or deemed to fail and SLA hereunder due to any error or defect or other SLA failure due to: programming errors in, or non-conformance to any metric hereunder to the extent caused directly or indirectly by (i) Metavante’s hardware malfunction, or other causes beyond the reasonable control of Virtusa, (ii) third party software not licensed through Virtusa, (iii) the installation or operation of the application in a hardware or operating environment not expressly stated in the applicable Work Order;(iv) modification, customization, extension of or damage to the application (other than by Virtusa); (v) Metavante’s failure to fulfill its own responsibilities under the MSA and/or applicable Work Order (“Excluded Errors”). For the avoidance of doubt, the defects shall

2

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT; [***] DENOTES OMISSIONS.

also not apply to errors surrounding functionality (or lack of) unless the functionality is required and expressly stated in the specifications in the Work Order. To the extent any of the Excluded Error causes an SLA to be missed or a metric to fail, the parties will make a corresponding adjustment to such metric or SLA to reflect the Excluded Error.

3. [************************************************************************************************** **************************************************************************************************** *************************************] Metavante shall provide written acceptance or rejection of such Traceability Process within [***] of receipt of such Traceability Process.  Metavante’s failure to provide written acceptance or rejection during such period shall constitute Metavante’s acceptance of the Traceability Process proposed by Virtusa.  Virtusa’s failure to develop any such Traceabilitiy Process, however, shall not constitute a waiver of its SLA obligations hereunder.

4. Virtusa and Metavante shall conduct all SLA measurements based on the then current mutually approved written effort estimates (refined estimate plus agreed upon changes), project schedule and quality estimates (post scope change adjustments).

5. Virtusa will be measured for [****************] based solely on its limited scope of responsibility and deliverables as set forth in the applicable Work Order (e.g. Virtusa’s [*************] will not influenced by project successes or failures which are the responsibility of Metavante and/or third parties).

6. Virtusa will report the metrics described in Schedule A for each work order by line of business to Metavante [*************]. If an SLA is missed, Metavante will provide written or e-mail notice to Virtusa within [*****************] after receiving the metrics reports from Virtusa and the parties will mutually determine the cause of the SLA failure. If the parties mutually agree in writing that [******************************************************], then Virtusa shall undertake corrective action as set forth in the SLA. Virtusa will not be responsible [**********] if it can be established that SLAs were missed due to [******************************] on Metavante’s part.

7. The parties will also conduct a mutual estimate review if there is an effort variance or a productivity SLA is missed. A project schedule review will be conducted as soon as schedule variance forecast or SLA is missed.

8. Every project or group of projects defined in a Work Order must have defined deliverables for the duration of each project or Work Order.  Such deliverables may be set forth in a Work Order schedule which will be mutually agreed upon in writing between the parties.

9. Each SLA metric will have the following operating values:

•                  Green, when values are within acceptable or operating thresholds or better than desired values

•                  Yellow, when a failure to meet service level target has been detected

•                  Red, when value exceeds increased impact service levels

3

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT; [***] DENOTES OMISSIONS.

10. Upon missing an SLA target [******************************************], a cure period will be provided to Virtusa to bring metrics into accepted operating thresholds.  Specific cures are defined in Attachment A of this Amendment.

4

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT; [***] DENOTES OMISSIONS.

11. Virtusa’s performance of the services in accordance with the service levels and metrics as set forth herein are also conditioned on mutually agreed upon (in writing) assumptions and scope for each Work Order. If during the course of any Work Order, if any of these assumptions are proved invalid or change, or if the scope changes for a Work Order for any reason, or a Metavante Non-Compliance (as defined below) occurs, Virtusa has the right to make a written proposal (a “Change Request”) detailing the nature of the Metavante Non-Compliance, or a change or modification to the Work Order scope or related assumption. Such Change Request may result in a change in the metrics, service levels, timelines and/or nature and size of the team assigned to the Work Order, or as otherwise agreed in writing by the parties.

With respect to the performance and satisfaction of the service levels and metrics as set forth herein, both parties acknowledge and agree that Virtusa’s performance of the services and achievement of the service levels and metrics as set forth herein, are also subject to the timely and satisfactory performance of Metavante’s applicable written obligations and responsibilities under this Agreement and other agreements related hereto (including without limitation, performing testing or acceptance procedures, responding to change requests of Virtusa, providing access to equipment and needed resources, dedicating personnel to timely complete the applicable tasks or providing responses to information requests) (in the aggregate termed “Metavante Service Level Obligations”). To the extent that Metavante fails to comply with the Metavante Service Level Obligations, Virtusa shall have the right to submit a Change Request in good faith and Virtusa shall be relieved of its applicable service level obligations until such Change Request is agreed to by the parties on mutually agreeable terms in writing. In connection with the applicable Work Order, the parties will mutually agree on any additional obligations, if any, of either party.

The parties will use all reasonable commercial efforts to resolve any such Change Requests as soon as possible and agree on any impacts or forgiveness or abeyance of any service level metrics or timelines and expectations. If the parties are unable to agree on a resolution, the parties agree to work continuously to resolve the issue and escalate the issues to the respective program managers, Delivery Unit Heads and executive sponsors, if and as needed. Additionally, Metavante shall use all reasonable commercial efforts to cure any Metavante Non-Compliance to the extent reasonably possible. During the time period in which a Change Request of Virtusa has been submitted but not executed by Metavante, Virtusa shall continue to perform the Services at existing rates until resolution. However, in no event shall Virtusa be deemed to be in violation of the particular metric against which Virtusa is managing nor shall Virtusa be obligated to perform any services [***********************************************] even if the applicable tolerance level has been exceeded until such time as all outstanding Change Requests have been finalized and executed in good faith by the parties hereto.

With respect to [******************************************], to the extent that any Change Request as executed by the parties adds or reduces additional time or effort to any existing Work Order, such additional time shall [***************************************************] for the purpose of determining the [*************] of hours or effort provided for the effort and the amount of tolerance against which Virtusa is managing and is measured. In this connection, Virtusa will accompany any re-estimate by Virtusa with a Change Request, if applicable, to reflect any increased or decreased time as a result of a Project Change.

12. Virtusa will track, measure and report the SLA metrics monthly by project, group or Work Order and the line of business.

13. [************************************************************************************************ ************************************************************************************************]

5

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT; [***] DENOTES OMISSIONS.

14. [********************************************************************************************** ***************************************************************]

15. [****************************************]

•	[************************************************************************]

•	[**************************************************************************]

•

[********************************************************************************************** *********************************************************************************************** *************************************]

IN WITNESS WHEREOF, the parties have executed the Amendment to the MSA by their duly authorized representatives as of the day and year below.

METAVANTE CORPORATION	VIRTUSA CORPORATION
“Metavante”	“Virtusa”

/s/ Dave Fortney	/s/ Danford Smith
Signature	Signature

Dave Fortney	Danford Smith
Name	Name

SVP & CTO	COO
Title	Title

28 March 2008	4-13-08
Date	Date (“Effective Date”)

6

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT; [***] DENOTES OMISSIONS.

Attachment A

Service Level Table

[***]

7

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT; [***] DENOTES OMISSIONS.

AMENDMENT # 5 TO THE MASTER SERVICES AGREEMENT

WHEREAS, Metavante Corporation, a Wisconsin corporation with its primary place of business at 4900 West Brown Deer Road, Brown Deer WI  53223 (“Metavante”) and Virtusa Corporation, a Delaware corporation with offices at 2000 West Park Drive, Westborough, MA 01581 (“Virtusa”) entered into a Master Services Agreement dated as of March 23, 2004, as amended  (the “MSA”);

WHEREAS, the parties previously entered into the first Amendment to the MSA on March 31, 2006, Amendment #2 to the MSA on September 28, 2006 and Amendment #3 to the MSA dated as of March 29, 2007 (“Amendment No. 3”);

WHEREAS,  the parties seek to amend the MSA to reflect rates in effect under the MSA and related work orders for the period of April 1, 2008 to March 31, 2009, subject to the terms of the MSA;

NOW THEREFORE, for valuable consideration, the sufficiency of which is hereby acknowledged, the parties agree as follows:

1.               That the resource rates as set forth in Exhibit A attached hereto [*******************************] as set forth in Exhibit B attached hereto shall be in effect beginning April 1, 2008, and shall apply to all services provided under any Work Order entered into between Metavante, or an Affiliate of Metavante, and Virtusa during the period from April 1, 2008 to March 31, 2009.  The Exhibits A and B attached hereto replace in their entirety such exhibits in Amendment No. 3.

2.               Section 5 of Amendment No. 3 is hereby deleted for all purposes hereunder and of no further force or effect.

3.               Capitalized terms used herein but not defined herein shall have the meanings set forth in the MSA.

4.               Except as otherwise stated herein, all terms of the MSA remain in full force and effect, including without limitation, Sections 3, 4, 6, 7, 8 and  9 of Amendment No. 3

IN WITNESS WHEREOF, the parties have executed this Amendment to the MSA by their duly authorized representatives as of the day and year below.

METAVANTE CORPORATION	VIRTUSA CORPORATION
“Metavante”	“Virtusa”

/s/ David S. Fortney	/s/ Paul D. Tutun
Signature	Signature
David S. Fortney	Paul D. Tutun
Name	Name
SVP & CTO	VP & General Counsel
Title	Title
June 20, 2008	6-30-08
Date	Date

1

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT; [***] DENOTES OMISSIONS.

EXHIBIT A

Virtusa Resource Rates for Metavante and its Affiliates

[***]

2

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT; [***] DENOTES OMISSIONS.

EXHBIT B

[***]

3

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT; [***] DENOTES OMISSIONS.

AMENDMENT # 6 TO THE MASTER SERVICES AGREEMENT

WHEREAS, Metavante Corporation, a Wisconsin corporation with its primary place of business at 4900 West Brown Deer Road, Brown Deer WI  53223 (“Metavante” or “Customer”) and Virtusa Corporation, a Delaware corporation with offices at 2000 West Park Drive, Westborough, MA 01581 (“Virtusa”) entered into a Master Services Agreement dated as of March 23, 2004, as amended  by the Prior Amendments  (as defined below) (the “Agreement”);

WHEREAS, the parties previously entered into the first Amendment to the MSA on March 31, 2006, Amendment #2 to the MSA on September 28, 2006, Amendment #3 to the MSA dated as of March 29, 2007 (“Amendment No. 3”), Amendment #4 to the MSA dated as of April 13, 2008 (“Amendment No. 4”) and Amendment #5 to the MSA dated as of June 27, 2008 (“Amendment No. 5”) (collectively, the “Prior Amendments”)

WHEREAS,  the parties seek to amend the Agreement to reflect the terms and conditions under the Agreement and related work orders for the period of April 1, 2009 to December 31, 2009, subject to the terms of the Agreement, as amended hereby;

NOW THEREFORE, for valuable consideration, the sufficiency of which is hereby acknowledged, the parties agree in this Amendment as follows:

1.               Capitalized terms used herein but not defined herein shall have the meanings set forth in the MSA.

2.               Section 8.1 of the MSA is hereby deleted and replaced in its entirety with the following:

“This Agreement will become effective as of the Effective Date and will remain in effect until December 31, 2009 or until all Services have been completed or terminated as provided herein, whichever occurs later, unless otherwise terminated under the provisions of the Agreement.  Metavante may terminate this Agreement or any Work Order for any reason, upon thirty (30) days prior written notice to Virtusa, unless otherwise stated in a Work Order with respect to such Work Order.

Virtusa may terminate this Agreement for any reason upon ninety (90) days prior written notice to Metavante, provided that no active Work Order is in effect.  “

3.               That the resource rates as set forth in Exhibit A attached hereto [************************] as set forth in Exhibit B attached hereto shall be in effect beginning April 1, 2009, and shall apply to all services provided under any Work Order entered into between Metavante, or an Affiliate of Metavante, and Virtusa during the period from April 1, 2009 to December 31, 2009 (the “Renewal Period”). The Exhibits A and B attached hereto replace in their entirety such exhibits in the Agreement as applied to the Renewal Period.

4.               A new Section 10.12 to the Agreement is hereby added as follows:

“Section 10.12                    Privacy of Consumer Financial Information. If and to the extent Virtusa receives, stores or accesses any “non-public personal information” as defined in the Privacy of Consumer Financial Information Rule (12 CFR Part 573) or Section 504 of the Gramm-Leach-Bliley Act, Pub. L. 106-102 (“Privacy Regulations”), as such regulations may be amended from time to time, or other materials that, in Metavante’s reasonable

1

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT; [***] DENOTES OMISSIONS.

determination, are the subject of relevant privacy law, rule or regulation , then Virtusa agrees to comply with the requirements of such applicable law(s), rule(s) and regulation(s).  In addition to those obligations set forth elsewhere in this Agreement, as to non-public personal information received by Virtusa, Virtusa agrees to implement controls and procedures designed to (1) ensure the security and confidentiality thereof; (2) protect against any anticipated threats or hazards to the security or integrity of such records; (3) detect unauthorized access to or use of such records or information and (4) protect against unauthorized access to or use of such records or information that would result in harm or inconvenience to any customer of Metavante (the “Safeguarding Objectives”).  Virtusa represents and agrees that it has and will maintain in place commercially reasonable precautions to safeguard the confidentiality, security and integrity of Metavante Data  in a manner designed to meet the Safeguarding Objectives.  These precautions shall include (A) contractual restrictions on access to the information by vendors and contractors, (B) intrusion detection systems on all information systems of Metavante maintained or controlled by Virtusa, and (C) notification procedures for notifying Metavante promptly in the event a security breach is detected or suspected, as well as other response programs when there is a suspected or detected unauthorized disclosure, access or attempted access of non-public personal information.  These precautions shall also include, as appropriate: (i) access controls to Metavante information systems, including controls to identify and permit access only to authorized individuals and controls to prevent access to Metavante Confidential Information through fraudulent means; (ii) employee controls and training; (iii) physical access restrictions at locations where Metavante Confidential Information is located; (iv) encryption of electronic Metavante Confidential Information when appropriate or legally required; and (v) a disaster recovery plan as appropriate to protect against loss or damage to Metavante Confidential Information due to potential hazards such as fire or water damage or technological failures.  Virtusa agrees that it will (i) monitor the foregoing measures with periodic audits or testing and (ii) provide copies of the same sufficient to assure to Metavante or its regulatory authorities that Virtusa is implementing provisions of this Agreement.

a.                           Virtusa shall notify Metavante immediately in the event there is any suspected or actual unauthorized access, use, disclosure or alteration to Metavante Confidential Information.

5.               Under Section 5.2(2) of the Agreement (“Indemnity by Virtusa”), “Section 10.12” is hereby added after the words “Article 3” in such clause in the Agreement.

6.               The first sentence of Section 4.1 of the Agreement is hereby deleted in its entirety and replaced with the following: “Virtusa shall send invoices to Metavante for the fee(s) for Services set forth in the Work Order and any related expenses monthly; provided that all such invoices shall contain a Purchase Order number and refer to or be issued pursuant to a fully executed Work Order between the parties.

7.               Section 2.4 of the Agreement is hereby deleted.

8.               Section 6.2(11) is hereby deleted and replaced with the following:

“Secure Coding.  Virtusa shall adhere to Metavante’s policy and coding standards made known to Virtusa, and industry best practices in software programming to prevent holes or other vulnerabilities in software code or architecture that might otherwise be exploited by

2

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT; [***] DENOTES OMISSIONS.

unauthorized third parties seeking to intrude, penetrate, or hack into software programs developed hereunder.  Virtusa shall not program or design into any software programs developed hereunder any security keys, embedded code or other device which are specifically designed to prevent Metavante from using any components of the software.”

9.               A new Section 6.2(12) is hereby added to the Agreement as follows:

“6.2(12)  Virtusa will not include in any Deliverable, which is provided to Metavante under this Agreement, any of its Pre-existing Virtusa Property including without limitation software or intellectual property owned by Virtusa , or third party shareware, or Open Source software, without an authorized Metavante officer’s prior written consent”

10.         A new Section 1.13 is hereby added to the Agreement  as follows:

“1.13 Resource Quality.  Virtusa acknowledges that its resources (employees, agents, or contractors) shall be subject to the continuing approval of Metavante. If at any time Metavante, in its reasonable judgment and in good faith, determines that any of the Virtusa resources are inadequate or unsatisfactory, Metavante shall so advise Virtusa in writing (stating with [**************************************************************] and, in addition, [****************************************].  If Metavante still requests a Resource [********************************************], Virtusa shall [**********************] of such [**********] take action to correct the situation by removing the resource and, if requested by Metavante, replacing, within a commercially reasonable of time, the resource with a competent individual meeting the specific requirements of the assignment and this Agreement. In addition, if Metavante seeks to terminate any resource for failure to comply with Metavante rules, regulations, or policies (“For Cause”), [*******************************************************] shall take action to correct the situation by removing the resource terminated For Cause.  Failure by Virtusa to remove a resource due to a Resource Performance Termination [*********************] of written notice and [******************] between the parties, or failure to remove a resource For Cause within [**************************] shall be a breach of this Agreement.  Upon a failure by Virtusa to remove such resources by the foregoing timeframes, [***********************

********************************************************************]   This Section 1.13 shall not supersede any requirement for notice of termination for convenience (and shall not replace the notice of convenience provisions) with respect to any removal of resources, nor shall this Section 1.13 replace provisions governing termination of a Work Order for breach or the other termination provisions of the Agreement (and resource removal terms) or of the applicable Work Orders.

3

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT; [***] DENOTES OMISSIONS.

11.         Except as otherwise stated herein, all terms of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have executed this Amendment to the MSA by their duly authorized representatives as of the day and year below.

METAVANTE CORPORATION	VIRTUSA CORPORATION
“Metavante”	“Virtusa”

/s/ Brian Hurdis	/s/ Paul D. Tutun
Signature	Signature
Brian Hurdis	Paul D. Tutun
Name	Name
SEVP/CIO	VP & General Counsel
Title	Title
5/22/09	5/27/09
Date	Date

4

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT; [***] DENOTES OMISSIONS.

EXHIBIT A

[***]

5

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT; [***] DENOTES OMISSIONS.

EXHBIT B

[***]

6